UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

VIRACTA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 S. Coast Hwy. 101, Suite 210
Cardiff, California		92007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 400-8470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VIRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2021, Viracta Therapeutics, Inc., through its wholly owned subsidiary, Viracta Subsidiary, Inc., (collectively, “Viracta”) and Shenzhen Salubris Pharmaceutical Co. Ltd. (“Salubris”) entered into a Mutual Termination Agreement, effective August 20, 2021 (the “Termination Agreement”), pursuant to which the parties agreed to terminate the exclusive collaboration and license agreement entered into by the parties on November 30, 2018 (the “License Agreement), pursuant to which Viracta had granted Salubris an exclusive license, with the right to grant sublicenses, to Viracta’s patent and know-how rights to develop and commercialize nanatinostat in combination with an antiviral drug, such as valganciclovir, for treatment, prevention, or diagnosis of virus-associated malignancies in humans and non-humans in the Republic of China, excluding Hong Kong, Macau, and Taiwan.  Under the terms of the Termination Agreement, Viracta paid Salubris a payment in the amount of $4,000,000 USD on the effective date of the Termination Agreement. Pursuant to the Termination Agreement, all licenses granted by Viracta to Salubris automatically terminated, and Salubris shall use commercially reasonable efforts to seek an orderly transition of the development and commercialization of  Viracta’s technology, including the related data and regulatory filings, to Viracta.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed hereto as Exhibit 10.1 with this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the License Agreement is incorporated by reference herein and made a part hereof.

Item 8.01 Other Events.

On August 23, 2021, Viracta issued a  press release announcing entry into the Termination Agreement. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Mutual Termination Agreement, by and between Viracta Subsidiary, Inc. and Shenzhen Salubris Pharmaceutical Co. Ltd.
99.1	Press Release, dated August 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viracta Therapeutics, Inc.

Date:	August 23, 2021	By:	/s/ Daniel Chevallard
Daniel Chevallard Chief Operating Officer and Chief Financial Officer